UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to HomeBanc Corp. 2004 Director Compensation Plan

At its meeting on July 18, 2005, the Board of Directors (the “Board”) of HomeBanc Corp. (the “Corporation”) approved and adopted Amendment No. 2 (the “Amendment”) to the HomeBanc Corp. 2004 Director Compensation Plan (as amended, the “Directors’ Plan”). The Directors’ Plan governs the terms of compensation paid by the Corporation to the non-employee members of the Board (“Non-Employee Directors”).

The Amendment provides for the following changes in compensation paid by the Corporation to its Non-Employee Directors:

1.	For all persons who become Non-Employee Directors after July 18, 2005, an increase in the initial grant of restricted stock units to $50,000, compared to the existing $25,000 initial grant of restricted stock units (“RSUs”), with such initial grant to be prorated for persons who become Non-Employee Directors on a date other than the first date of any plan year. In addition, each person currently serving as a Non-Employee Director following the Corporation’s May 25, 2005 annual meeting of shareholders, received an additional grant of 2,315 RSUs, effective as of July 18, 2005, reflecting the $25,000 increase in the value of the initial RSU grant, pro rated on the basis of the number of months of full service between July 18, 2005 and the anticipated date of the Corporation’s 2006 annual meeting.

2.	On the day following the 2006 annual meeting of the Corporation’s shareholders, and on the day following each subsequent annual meeting of the Corporation’s shareholders, an increase in the annual grant of RSUs to $50,000, compared to the existing $25,000 annual grant of RSUs.

3.	An increase in fees for meeting attendance to $1,500 per meeting for personal attendance at Board meetings, and $750 per meeting for telephonic or similar attendance at a regularly scheduled telephonic Board meetings.

4.	Committee meeting fees of $1,500 per meeting for personal attendance at committee meetings, and a meeting fee of $750 per meeting for telephonic or similar participation at committee meetings.

5.	Elimination of the supplemental annual retainer for members of the Audit Committee of the Board.

6.	Payment of a supplemental annual retainer of $10,000 in cash to the presiding/lead director.

All RSUS granted to Non-Employee Directors under the Directors’ Plan shall be subject to the terms of, and issued under, the HomeBanc Corp. 2004 Amended and Restated Long-Term Incentive Plan.

A copy of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description
10.1	Amendment No. 2 to HomeBanc Corp. 2004 Director Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin Senior Vice President, Assistant General Counsel & Assistant Secretary

Date: July 22, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 2 to HomeBanc Corp. 2004 Director Compensation Plan.